The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate
space for responding to	Item 72DD correctly,
the correct answer is as follows (in 000's):

A-Class
Janus Asia Equity Fund $9
Janus Balanced Fund $12,407
Janus Contrarian Fund $143
Janus Emerging Markets Fund $3
Janus Enterprise Fund $0
Janus Forty Fund $1,601
Janus Fund $7,648
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $337
Janus Global Research Fund $42
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $367
Janus International Equity Fund $404
Janus Overseas Fund $8,480
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $61
Janus Triton Fund $299
Janus Venture Fund $0
Perkins Global Value Fund $243
Perkins International Value Fund $0

C-Class
Janus Asia Equity Fund $1
Janus Balanced Fund $6,806
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $106
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $130
Janus International Equity Fund $18
Janus Overseas Fund $1,867
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $0
Janus Triton Fund $0
Janus Venture Fund $0
Perkins Global Value Fund $16
Perkins International Value Fund $0

D-Class
Janus Asia Equity Fund $37
Janus Balanced Fund $23,882
Janus Contrarian Fund $16,880
Janus Emerging Markets Fund $54
Janus Enterprise Fund $0
Janus Fund $40,321
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $1,399
Janus Global Research Fund $723
Janus Global Select Fund $8,635
Janus Global Technology Fund $0
Janus Growth and Income Fund $40,876
Janus International Equity Fund $155
Janus Overseas Fund $48,269
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $14,557
Janus Triton Fund $1,696
Janus Venture Fund $0
Perkins Global Value Fund $1,693
Perkins International Value Fund $0

I-Class
Janus Asia Equity Fund $16
Janus Balanced Fund $26,923
Janus Contrarian Fund $478
Janus Emerging Markets Fund $44
Janus Enterprise Fund $0
Janus Forty Fund $6,549
Janus Fund $1,229
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $1,489
Janus Global Research Fund $439
Janus Global Select Fund $72
Janus Global Technology Fund $0
Janus Growth and Income Fund $484
Janus International Equity Fund $589
Janus Overseas Fund $29,144
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $953
Janus Triton Fund $3,354
Janus Venture Fund $0
Perkins Global Value Fund $72
Perkins International Value Fund $0

N-Class
Janus Balanced Fund $17,958
Janus Enterprise Fund $0
Janus Forty Fund $198
Janus Fund $3,588
Janus International Equity Fund $939
Janus Overseas Fund $2,121
Janus Research Fund $445
Janus Triton Fund $276
Janus Venture Fund $0
Perkins Global Value Fund $138
Perkins International Value Fund $0

R-Class
Janus Balanced Fund $3,723
Janus Contrarian Fund $1
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $2
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Growth and Income Fund $34
Janus International Equity Fund $17
Janus Overseas Fund $3,184
Janus Triton Fund $0

S-Class
Janus Asia Equity Fund $6
Janus Balanced Fund $13,449
Janus Contrarian Fund $3
Janus Emerging Markets Fund $1
Janus Enterprise Fund $0
Janus Forty Fund $4,196
Janus Fund $106
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $30
Janus Global Research Fund $11
Janus Global Select Fund $9
Janus Global Technology Fund $0
Janus Growth and Income Fund $584
Janus International Equity Fund $46
Janus Overseas Fund $26,153
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $3
Janus Triton Fund $165
Janus Venture Fund $0
Perkins Global Value Fund $6
Perkins International Value Fund $0

T-Class
Janus Asia Equity Fund $9
Janus Balanced Fund $70,255
Janus Contrarian Fund $6,903
Janus Emerging Markets Fund $7
Janus Enterprise Fund $0
Janus Forty Fund $301
Janus Fund $9,187
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $608
Janus Global Research Fund $569
Janus Global Select Fund $2,876
Janus Global Technology Fund $0
Janus Growth and Income Fund $23,658
Janus International Equity Fund $139
Janus Overseas Fund $84,199
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $8,578
Janus Triton Fund $2,886
Janus Venture Fund $0
Perkins Global Value Fund $762
Perkins International Value Fund $0


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate
space for responding to	Item 72EE correctly,
the correct answer is as follows (in 000's):

A-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $19,303
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0
Janus Enterprise Fund $2,425
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $147
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $13
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $0
Janus Triton Fund $17,285
Janus Venture Fund $24,864
Perkins Global Value Fund $473
Perkins International Value Fund $0

C-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $16,350
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0
Janus Enterprise Fund $881
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $27
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $4
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $0
Janus Triton Fund $5,914
Janus Venture Fund $64
Perkins Global Value Fund $39
Perkins International Value Fund $0

D-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $34,224
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0
Janus Enterprise Fund $31,202
Janus Fund $0
Janus Global Life Sciences Fund $20,197
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $2,052
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $0
Janus Triton Fund $27,941
Janus Venture Fund $113,403
Perkins Global Value Fund $3,304
Perkins International Value Fund $0

I-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $59,384
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0
Janus Enterprise Fund $12,509
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $280
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $28
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $0
Janus Triton Fund $41,453
Janus Venture Fund $5,452
Perkins Global Value Fund $149
Perkins International Value Fund $0

N-Class
Janus Balanced Fund $1,146
Janus Enterprise Fund $243
Janus Forty Fund $0
Janus Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Research Fund $0
Janus Triton Fund $2,757
Janus Venture Fund $547
Perkins Global Value Fund $239
Perkins International Value Fund $0

R-Class
Janus Balanced Fund $7,218
Janus Contrarian Fund $0
Janus Enterprise Fund $1,637
Janus Forty Fund $0
Janus Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Triton Fund $2,343

S-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $23,209
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0
Janus Enterprise Fund $6,782
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $7
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $2
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $0
Janus Triton Fund $6,878
Janus Venture Fund $83
Perkins Global Value Fund $13
Perkins International Value Fund $0

T-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $105,254
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0
Janus Enterprise Fund $28,587
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $9,732
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $883
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $0
Janus Triton Fund $66,051
Janus Venture Fund $57,541
Perkins Global Value Fund $1,502
Perkins International Value Fund $0


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73A correctly, the correct answer is as follows:

A-Class
Janus Asia Equity Fund $0.0790
Janus Balanced Fund $0.4997
Janus Contrarian Fund $0.0921
Janus Emerging Markets Fund $0.0278
Janus Enterprise Fund $0
Janus Forty Fund $0.1490
Janus Fund $0.2094
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $0.3358
Janus Global Research Fund $0.1889
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0.6274
Janus International Equity Fund $0.1007
Janus Overseas Fund $0.9498
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $0.1581
Janus Triton Fund $0.0147
Janus Venture Fund $0
Perkins Global Value Fund $0.2810
Perkins International Value Fund $0

C-Class
Janus Asia Equity Fund $0.0060
Janus Balanced Fund $0.3158
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $0.2421
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0.3860
Janus International Equity Fund $0.0139
Janus Overseas Fund $0.5995
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $0
Janus Triton Fund $0
Janus Venture Fund $0
Perkins Global Value Fund $0.2271
Perkins International Value Fund $0

D-Class
Janus Asia Equity Fund $0.0609
Janus Balanced Fund $0.5524
Janus Contrarian Fund $0.1513
Janus Emerging Markets Fund $0.0462
Janus Enterprise Fund $0
Janus Fund $0.2739
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $0.3689
Janus Global Research Fund $0.2788
Janus Global Select Fund $0.0581
Janus Global Technology Fund $0
Janus Growth and Income Fund $0.6827
Janus International Equity Fund $0.1205
Janus Overseas Fund $1.1705
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $0.2537
Janus Triton Fund $0.0515
Janus Venture Fund $0
Perkins Global Value Fund $0.2805
Perkins International Value Fund $0

I-Class
Janus Asia Equity Fund $0.0805
Janus Balanced Fund $0.5588
Janus Contrarian Fund $0.1581
Janus Emerging Markets Fund $0.0438
Janus Enterprise Fund $0
Janus Forty Fund $0.2535
Janus Fund $0.2859
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $0.3832
Janus Global Research Fund $0.3462
Janus Global Select Fund $0.0442
Janus Global Technology Fund $0
Janus Growth and Income Fund $0.7097
Janus International Equity Fund $0.1288
Janus Overseas Fund $1.1672
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $0.2845
Janus Triton Fund $0.0687
Janus Venture Fund $0
Perkins Global Value Fund $0.2628
Perkins International Value Fund $0

N-Class
Janus Balanced Fund $0.5904
Janus Enterprise Fund $0
Janus Forty Fund $0.2859
Janus Fund $0.3409
Janus International Equity Fund $0.1516
Janus Overseas Fund $1.2310
Janus Research Fund $0.3279
Janus Triton Fund $0.0848
Janus Venture Fund $0
Perkins Global Value Fund $0.3170
Perkins International Value Fund $0

R-Class
Janus Balanced Fund $0.4017
Janus Contrarian Fund $0.0065
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Global Research Fund $0
Janus Fund $0.0203
Janus Global Select Fund $0
Janus Growth and Income Fund $0.5016
Janus International Equity Fund $0.1165
Janus Overseas Fund $0.9226
Janus Triton Fund $0

S-Class
Janus Asia Equity Fund $0.0661
Janus Balanced Fund $0.4635
Janus Contrarian Fund $0.0299
Janus Emerging Markets Fund $0.0129
Janus Enterprise Fund $0
Janus Forty Fund $0.0969
Janus Fund $0.0816
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $0.3329
Janus Global Research Fund $0.1268
Janus Global Select Fund $0.0771
Janus Global Technology Fund $0
Janus Growth and Income Fund $0.5763
Janus International Equity Fund $0.1430
Janus Overseas Fund $1.0160
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $0.1484
Janus Triton Fund $0.0203
Janus Venture Fund $0
Perkins Global Value Fund $0.2374
Perkins International Value Fund $0

T-Class
Janus Asia Equity Fund $0.0792
Janus Balanced Fund $0.5281
Janus Contrarian Fund $0.1319
Janus Emerging Markets Fund $0.0287
Janus Enterprise Fund $0
Janus Forty Fund $0.2152
Janus Fund $0.1940
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $0.3724
Janus Global Research Fund $0.2477
Janus Global Select Fund $0.0456
Janus Global Technology Fund $0
Janus Growth and Income Fund $0.6576
Janus International Equity Fund $0.1348
Janus Overseas Fund $1.1128
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $0.2153
Janus Triton Fund $0.0371
Janus Venture Fund $0
Perkins Global Value Fund $0.2779
Perkins International Value Fund $0


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73B correctly, the correct answer is as follows:

A-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $0.8088
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0
Janus Enterprise Fund $2.2663
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $1.1296
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0.0678
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $0
Janus Triton Fund $0.8485
Janus Venture Fund $6.6538
Perkins Global Value Fund $0.5475
Perkins International Value Fund $0

C-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $0.8088
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0
Janus Enterprise Fund $2.2663
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $1.1296
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0.0678
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $0
Janus Triton Fund $0.8485
Janus Venture Fund $6.6538
Perkins Global Value Fund $0.5475
Perkins International Value Fund $0

D-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $0.8088
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0
Janus Enterprise Fund $2.2663
Janus Fund $0
Janus Global Life Sciences Fund $1.1296
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0.0678
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $0
Janus Triton Fund $0.8485
Janus Venture Fund $6.6538
Perkins Global Value Fund $0.5475
Perkins International Value Fund $0

I-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $0.8088
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0
Janus Enterprise Fund $2.2663
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $1.1296
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0.0678
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $0
Janus Triton Fund $0.8485
Janus Venture Fund $6.6538
Perkins Global Value Fund $0.5475
Perkins International Value Fund $0

N-Class
Janus Balanced Fund $0.8088
Janus Enterprise Fund $2.2663
Janus Forty Fund $0
Janus Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Research Fund $0
Janus Triton Fund $0.8485
Janus Venture Fund $6.6538
Perkins Global Value Fund $0.5475
Perkins International Value Fund $0

R-Class
Janus Balanced Fund $0.8088
Janus Contrarian Fund $0
Janus Enterprise Fund $2.2663
Janus Forty Fund $0
Janus Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Triton Fund $0.8485

S-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $0.8088
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0
Janus Enterprise Fund $2.2663
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $1.1296
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0.0678
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $0
Janus Triton Fund $0.8485
Janus Venture Fund $6.6538
Perkins Global Value Fund $0.5475
Perkins International Value Fund $0

T-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $0.8088
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0
Janus Enterprise Fund $2.2663
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $1.1296
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0.0678
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $0
Janus Triton Fund $0.8485
Janus Venture Fund $6.6538
Perkins Global Value Fund $0.5475
Perkins International Value Fund $0


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74U correctly, the correct answer is as follows (in 000's):

A-Class
Janus Asia Equity Fund $103
Janus Balanced Fund $26,277
Janus Contrarian Fund $1,374
Janus Emerging Markets Fund $33
Janus Enterprise Fund $1,188
Janus Forty Fund $8,538
Janus Fund $471
Janus Global Life Sciences Fund $305
Janus Global Real Estate Fund $1,260
Janus Global Research Fund $208
Janus Global Select Fund $635
Janus Global Technology Fund $256
Janus Growth and Income Fund $629
Janus International Equity Fund $3,542
Janus Overseas Fund $5,209
Janus Protected Series - Global $273
Janus Protected Series - Growth $2,342
Janus Research Fund $415
Janus Triton Fund $25,919
Janus Venture Fund $625
Perkins Global Value Fund $1,565
Perkins International Value Fund $46

C-Class
Janus Asia Equity Fund $86
Janus Balanced Fund $24,437
Janus Contrarian Fund $1,175
Janus Emerging Markets Fund $24
Janus Enterprise Fund $467
Janus Forty Fund $7,572
Janus Fund $136
Janus Global Life Sciences Fund $164
Janus Global Real Estate Fund $592
Janus Global Research Fund $102
Janus Global Select Fund $378
Janus Global Technology Fund $97
Janus Growth and Income Fund $343
Janus International Equity Fund $1,132
Janus Overseas Fund $2,171
Janus Protected Series - Global $199
Janus Protected Series - Growth $2,225
Janus Research Fund $65
Janus Triton Fund $9,292
Janus Venture Fund $65
Perkins Global Value Fund $312
Perkins International Value Fund $43

D-Class
Janus Asia Equity Fund $788
Janus Balanced Fund $44,206
Janus Contrarian Fund $106,705
Janus Emerging Markets Fund $1,108
Janus Enterprise Fund $13,831
Janus Fund $139,894
Janus Global Life Sciences Fund $19,977
Janus Global Real Estate Fund $3,643
Janus Global Research Fund $24,527
Janus Global Select Fund $132,593
Janus Global Technology Fund $28,473
Janus Growth and Income Fund $58,905
Janus International Equity Fund $1,642
Janus Overseas Fund $36,001
Janus Protected Series - Global $209
Janus Protected Series - Growth $820
Janus Research Fund $54,885
Janus Triton Fund $36,606
Janus Venture Fund $18,676
Perkins Global Value Fund $6,742
Perkins International Value Fund $131

I-Class
Janus Asia Equity Fund $136
Janus Balanced Fund $33,165
Janus Contrarian Fund $4,581
Janus Emerging Markets Fund $1,934
Janus Enterprise Fund $6,108
Janus Forty Fund $17,595
Janus Fund $3,730
Janus Global Life Sciences Fund $441
Janus Global Real Estate Fund $4,374
Janus Global Research Fund $1,834
Janus Global Select Fund $2,819
Janus Global Technology Fund $418
Janus Growth and Income Fund $758
Janus International Equity Fund $3,887
Janus Overseas Fund $17,899
Janus Protected Series - Global $183
Janus Protected Series - Growth $1,079
Janus Research Fund $3,546
Janus Triton Fund $57,892
Janus Venture Fund $1,805
Perkins Global Value Fund $1,635
Perkins International Value Fund $235

N-Class
Janus Balanced Fund $49,188
Janus Enterprise Fund $152
Janus Forty Fund $499
Janus Fund $697
Janus International Equity Fund $8,439
Janus Overseas Fund $1,520
Janus Research Fund $1,120
Janus Triton Fund $5,320
Janus Venture Fund $94
Perkins Global Value Fund $434
Perkins International Value Fund $77

R-Class
Janus Balanced Fund $9,641
Janus Contrarian Fund $89
Janus Enterprise Fund $774
Janus Forty Fund $3,647
Janus Fund $87
Janus Global Research Fund $28
Janus Global Select Fund $79
Janus Growth and Income Fund $66
Janus International Equity Fund $153
Janus Overseas Fund $2,573
Janus Triton Fund $5,663

S-Class
Janus Asia Equity Fund $84
Janus Balanced Fund $28,768
Janus Contrarian Fund $109
Janus Emerging Markets Fund $41
Janus Enterprise Fund $3,201
Janus Forty Fund $31,521
Janus Fund $1,089
Janus Global Life Sciences Fund $216
Janus Global Real Estate Fund $126
Janus Global Research Fund $835
Janus Global Select Fund $62
Janus Global Technology Fund $54
Janus Growth and Income Fund $941
Janus International Equity Fund $595
Janus Overseas Fund $17,575
Janus Protected Series - Global $158
Janus Protected Series - Growth $326
Janus Research Fund $22
Janus Triton Fund $13,189
Janus Venture Fund $86
Perkins Global Value Fund $22
Perkins International Value Fund $43

T-Class
Janus Asia Equity Fund $174
Janus Balanced Fund $136,624
Janus Contrarian Fund $53,253
Janus Emerging Markets Fund $100
Janus Enterprise Fund $13,400
Janus Forty Fund $816
Janus Fund $43,495
Janus Global Life Sciences Fund $11,474
Janus Global Real Estate Fund $1,863
Janus Global Research Fund $16,932
Janus Global Select Fund $50,966
Janus Global Technology Fund $12,340
Janus Growth and Income Fund $34,124
Janus International Equity Fund $781
Janus Overseas Fund $52,763
Janus Protected Series - Global $172
Janus Protected Series - Growth $1,290
Janus Research Fund $33,981
Janus Triton Fund $94,943
Janus Venture Fund $9,105
Perkins Global Value Fund $3,799
Perkins International Value Fund $88


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74V correctly, the correct answer is as follows:

A-Class
Janus Asia Equity Fund $9.44
Janus Balanced Fund $29.11
Janus Contrarian Fund $18.48
Janus Emerging Markets Fund $8.23
Janus Enterprise Fund $79.08
Janus Forty Fund $45.79
Janus Fund $37.33
Janus Global Life Sciences Fund $42.09
Janus Global Real Estate Fund $10.46
Janus Global Research Fund $56.34
Janus Global Select Fund $11.69
Janus Global Technology Fund $22.84
Janus Growth and Income Fund $40.97
Janus International Equity Fund $13.16
Janus Overseas Fund $35.47
Janus Protected Series - Global $11.73
Janus Protected Series - Growth $9.33
Janus Research Fund $39.09
Janus Triton Fund $22.43
Janus Venture Fund $70.71
Perkins Global Value Fund $13.97
Perkins International Value Fund $10.98

C-Class
Janus Asia Equity Fund $9.38
Janus Balanced Fund $29.00
Janus Contrarian Fund $18.01
Janus Emerging Markets Fund $8.12
Janus Enterprise Fund $76.52
Janus Forty Fund $43.19
Janus Fund $36.88
Janus Global Life Sciences Fund $40.85
Janus Global Real Estate Fund $10.40
Janus Global Research Fund $55.58
Janus Global Select Fund $11.48
Janus Global Technology Fund $22.16
Janus Growth and Income Fund $40.70
Janus International Equity Fund $12.87
Janus Overseas Fund $34.73
Janus Protected Series - Global $11.58
Janus Protected Series - Growth $9.16
Janus Research Fund $38.35
Janus Triton Fund $21.79
Janus Venture Fund $69.27
Perkins Global Value Fund $13.77
Perkins International Value Fund $10.94

D-Class
Janus Asia Equity Fund $9.48
Janus Balanced Fund $29.15
Janus Contrarian Fund $18.53
Janus Emerging Markets Fund $8.24
Janus Enterprise Fund $79.95
Janus Fund $37.60
Janus Global Life Sciences Fund $42.39
Janus Global Real Estate Fund $10.52
Janus Global Research Fund $55.69
Janus Global Select Fund $11.68
Janus Global Technology Fund $23.04
Janus Growth and Income Fund $40.99
Janus International Equity Fund $13.12
Janus Overseas Fund $35.61
Janus Protected Series - Global $11.74
Janus Protected Series - Growth $9.36
Janus Research Fund $39.34
Janus Triton Fund $22.59
Janus Venture Fund $71.33
Perkins Global Value Fund $14.09
Perkins International Value Fund $10.98

I-Class
Janus Asia Equity Fund $9.49
Janus Balanced Fund $29.15
Janus Contrarian Fund $18.55
Janus Emerging Markets Fund $8.27
Janus Enterprise Fund $80.37
Janus Forty Fund $46.14
Janus Fund $37.63
Janus Global Life Sciences Fund $42.41
Janus Global Real Estate Fund $10.51
Janus Global Research Fund $56.50
Janus Global Select Fund $11.72
Janus Global Technology Fund $23.13
Janus Growth and Income Fund $41.00
Janus International Equity Fund $13.14
Janus Overseas Fund $35.68
Janus Protected Series - Global $11.78
Janus Protected Series - Growth $9.38
Janus Research Fund $39.33
Janus Triton Fund $22.68
Janus Venture Fund $71.37
Perkins Global Value Fund $13.92
Perkins International Value Fund $11.00

N-Class
Janus Balanced Fund $29.12
Janus Enterprise Fund $80.41
Janus Forty Fund $46.15
Janus Fund $37.61
Janus International Equity Fund $13.13
Janus Overseas Fund $35.65
Janus Research Fund $39.32
Janus Triton Fund $22.68
Janus Venture Fund $71.43
Perkins Global Value Fund $13.86
Perkins International Value Fund $11.00

R-Class
Janus Balanced Fund $29.03
Janus Contrarian Fund $18.31
Janus Enterprise Fund $77.93
Janus Forty Fund $44.25
Janus Fund $37.26
Janus Global Research Fund $55.95
Janus Global Select Fund $11.59
Janus Growth and Income Fund $40.85
Janus International Equity Fund $12.97
Janus Overseas Fund $35.03
Janus Triton Fund $22.22

S-Class
Janus Asia Equity Fund $9.43
Janus Balanced Fund $29.11
Janus Contrarian Fund $18.48
Janus Emerging Markets Fund $8.24
Janus Enterprise Fund $78.80
Janus Forty Fund $45.16
Janus Fund $37.65
Janus Global Life Sciences Fund $41.85
Janus Global Real Estate Fund $10.47
Janus Global Research Fund $56.38
Janus Global Select Fund $11.76
Janus Global Technology Fund $22.71
Janus Growth and Income Fund $40.96
Janus International Equity Fund $13.51
Janus Overseas Fund $35.32
Janus Protected Series - Global $11.70
Janus Protected Series - Growth $9.30
Janus Research Fund $38.96
Janus Triton Fund $22.32
Janus Venture Fund $70.57
Perkins Global Value Fund $14.12
Perkins International Value Fund $10.97

T-Class
Janus Asia Equity Fund $9.45
Janus Balanced Fund $29.13
Janus Contrarian Fund $18.51
Janus Emerging Markets Fund $8.26
Janus Enterprise Fund $79.71
Janus Forty Fund $45.27
Janus Fund $37.68
Janus Global Life Sciences Fund $42.34
Janus Global Real Estate Fund $10.52
Janus Global Research Fund $55.62
Janus Global Select Fund $11.69
Janus Global Technology Fund $22.99
Janus Growth and Income Fund $40.97
Janus International Equity Fund $13.02
Janus Overseas Fund $35.55
Janus Protected Series - Global $11.75
Janus Protected Series - Growth $9.34
Janus Research Fund $39.33
Janus Triton Fund $22.52
Janus Venture Fund $70.99
Perkins Global Value Fund $14.07
Perkins International Value Fund $10.99